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                                                                    Exhibit 23.1
                                                                    ------------

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We consent to the incorporation by reference in this registration statement of UNB Corp. on Form S-8, of our report dated January 21, 1999, on UNB Corp.'s consolidated financial statements appearing in the Annual Report on Form 10-K of UNB Corp. for the year ended December 31, 1998.



                                             /s/ Crowe, Chizek and Company LLP
                                             -----------------------------------
                                             Crowe, Chizek and Company, LLP

Cleveland, Ohio
October 14, 1999